Filed pursuant to Rule 497(e)
File Nos. 33-78944 and 811-08512

PREMIER VIT

Supplement Dated August 24, 2007
to the Prospectus Dated May 1, 2007

At a meeting of the Board of Trustees of Premier VIT (the ‘‘Fund’’) held on August 14, 2007, the Board approved the closing and termination of the OpCap Global Equity Portfolio (‘‘the Portfolio’’). The Portfolio will cease accepting new investments as soon as reasonably practicable given the operational considerations of the user insurance companies. Within a reasonable time thereafter, the Portfolio will close and permanently cease operations. Shareholders of the Portfolio are encouraged to find a suitable replacement investment for any assets they have invested in the Portfolio before the closing and termination.